1 Tempur Sealy International, Inc. (TPX) “Executing A Compelling Strategy To Deliver Value To Stockholders” Investor Presentation June 2015

2 Forward-Looking Statements Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. This investor presentation contains "forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "assumes," "estimates," "expects," “guidance,” "anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its key strategic growth initiatives and strategic priorities, expectations regarding the Company’s net sales, revenue performance, adjusted EBITDA, adjusted EPS, operating cash flow, free cash flow, operating expense leverage, cost productivity, synergies and pricing increases and related assumptions for 2015 and subsequent years, expectations regarding industry growth rates, net sales growth rates, sales growth opportunities for Sealy and Tempur products in international markets, margin improvements, expansion of distribution, AUSP growth, the impact of foreign exchange, the Company’s leverage ratio, and expectations regarding growth opportunities relating to acquisitions and returning value to stockholders. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements in this investor presentation. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry condit ions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported net sales and earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain and improve efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission (“SEC”), including without limitation the Company's 2014 Annual Report on Form 10-K filed on February 13, 2015 with the SEC, under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors." Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward- looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance please refer to the Company’s SEC filings.

3 Tempur Sealy Overview Iconic Brands Globally DiverseComprehensive Offering  Most recognized brands in the industry  Complementary brands with distinct roles and messaging  All key product technologies  All key consumer preferences  Market leader in specialty and premium mattresses and adjustable bases  Distributed in over 100 countries  Multi-channel distribution with over 20,000 retail points of purchase globally  World’s largest bedding products company with a significant growth opportunity  Market leader uniquely positioned to capitalize on global scale  Industry’s most profitable company with enhanced focus on substantially improving margins1  Improving capital structure with strong cash flows used to reduce debt and return value to stockholders 2014 Net Sales $3.0 Billion Note 1: Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information.

4 Investment Thesis  Global Leader in Attractive Bedding Industry  Large and stable growing market with solid financial characteristics  Tempur Sealy is the largest and only truly global player and is the most profitable1  Compelling Strategy Focused on Growth and Margin Improvement  Significant Growth Opportunity  Brands – Leverage and strengthen portfolio of iconic brands  Products – Leverage and strengthen comprehensive portfolio of products  Distribution – Expand distribution and seek best dealer support  Enhanced Focus on Margin Improvement  Costs – Expand margins with focus on driving significant cost improvement and leverage global scale  Strong and Improving Financial Characteristics  Base annual targets for net sales growth of 6% and adjusted EPS growth of 15% (constant currency)  Internal targets are higher than base annual growth targets  Strong cash flows used to reduce debt and return value to stockholders Note 1: Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information. Note 2: For more information on the net sales and adjusted EPS growth targets and the use of adjusted EBITDA (a non-GAAP financial measure) please refer to slide 8. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation.

5 Attractive Industry – Stable, Growing And Profitable  Attractive Global Bedding Industry  $20+ billion industry1 that is stable and growing, with healthy margins and strong cash flow characteristics  Positive secular trends as consumers place increasing value on sleep quality and product lifestyle benefits  Large installed base provides recurring replacement demand  Increasing barriers to entry as market consolidates  North America Market Is Large And Growing  Large $9 billion market2 growing mid-single digits annually, with significant unit growth potential2  Manufacturer consolidation with few strong brands  U.S. bedding specialty stores are consolidating, and new channels of distribution are emerging  International Market Is Highly Fragmented  European bedding market is mature, growing modestly with country-specific competitors and distribution  Asia-Pacific bedding market is fast growing with many small manufacturers and multi-channel distribution  Latin America bedding market is small but growing with Brazil, Mexico and Argentina as key countries Note 1: Market size estimates are based on 2014 CSIL World Mattress report. Note 2: Based on ISPA mattress unit figures that show that current unit sales levels remain well below prior peak levels.

6 Tempur Sealy Is The Global Leader  Tempur Sealy aspires to be the leader in every major market  Only truly global bedding company with portfolio of iconic brands that are globally marketed and recognized  Unique global scale creates critical competitive advantages – product development, procurement, distribution and brand  Asia joint ventures (50% owned) and Sealy licensee markets and Tempur third party distributor markets Market Leader Top 5 Market Position Underpenetrated Asia PacificEurope ` US and Canada Latin America

7 Investment Thesis  Global Leader in Attractive Bedding Industry  Large and stable growing market with solid financial characteristics  Tempur Sealy is the largest and only truly global player and is the most profitable1  Compelling Strategy Focused on Growth and Margin Improvement  Significant Growth Opportunity  Brands – Leverage and strengthen portfolio of iconic brands  Products – Leverage and strengthen comprehensive portfolio of products  Distribution – Expand distribution and seek best dealer support  Enhanced Focus on Margin Improvement  Costs – Expand margins with focus on driving significant cost improvement and leverage global scale  Strong and Improving Financial Characteristics  Base annual targets for net sales growth of 6% and adjusted EPS growth of 15% (constant currency)  Internal targets are higher than base annual growth targets  Strong cash flows used to reduce debt and return value to stockholders Note 1: Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information. Note 2: For more information on the net sales and adjusted EPS growth targets and the use of adjusted EBITDA (a non-GAAP financial measure) please refer to slide 8. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation.

8 Compelling Strategy Leverage and Strengthen Our Comprehensive Portfolio Of Iconic Brands & Products Expand Distribution And Seek Best Dealer Support Expand Margins With Focus On Driving Significant Cost Improvement Accretive Acquisitions Of Licensees And Joint Ventures Leverage Global Scale For Competitive Advantage • Base Annual Targets: Net Sales Growth Of 6% And Adjusted EPS Growth Of 15%1 • Strong Cash Flow To Reduce Debt And Return Value to Stockholders Delivering Value For Stockholders Note 1: Management estimates. Please refer to “Forward Looking Statements”. Targets are based on constant currency. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the acquisition of Sealy Corporation (“Sealy Acquisition”) and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company’s 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the “Use of Non- GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS. Gr o wt h Mar g in s

9 Leverage And Strengthen Portfolio Of Iconic Brands  Tempur Sealy has the strongest brand portfolio  Brands are complementary and cover key consumer needs: Tempur-Pedic • Nothing precisely adapts, supports and aligns like Tempur-Pedic for the “Best Sleep of Your Life” Stearns & Foster • Traditional luxury, finest materials and unparalleled craftsmanship Sealy Posturepedic • Unsurpassed back support Sealy • Value, comfort and durability

10 Strong Marketing Campaign, Pervasive Across Platforms  Focused on improving the effectiveness of our marketing spend to:  Strengthen brand preference  Drive traffic and conversion  Improve return on investment TV Joint Marketing PrintCatalog Digital Social Internet & Mobile

11 Leverage and Strengthen Portfolio Of Products  Tempur Sealy has the most comprehensive portfolio of products in the industry  Focus on developing differentiated, consumer-preferred products  2014 product launches were very successful, leading to U.S. market share gains  TEMPUR-Cloud/Contour beds featured improved aesthetics, innovative zip-off covers and Smart Climate layer  2015 product introductions well-positioned with better placement to date than projected  TEMPUR-Flex – Identified an opportunity for a breakthrough third feel and have launched it successfully  Posturepedic – New features deliver benefits of unsurpassed back support

12 Expand Distribution And Improve Productivity  Current and emerging channels  Furniture & bedding retailers, department stores, warehouse/club stores, mass merchant and discount stores  Electronics/appliance retailers and direct-to-consumer (e-commerce)  Increased placement within existing retail doors  Increasing floor placement through successful new product introductions and effective marketing support  Increased share within retailers  Tempur Sealy can uniquely offer retailers a comprehensive suite of the best brands and products  Working with retailers to improve productivity with TSI focus – finding success with a growing list of retailers Note 1: Retail door figures for Tempur and Sealy include shared doors and thus are not additive.

13 Integrated Sales Team Best Dealer Support Best Partner To Deliver Gross Profit $ Category Management Integrated Product Portfolio Best Brands In-Store Marketing & Training Seek Best Dealer Support Tempur, Sealy, Stearns & Foster Innerspring, Hybrid, Tempur material, Adjustable bases, Pillows Fully integrated sales force in North America in 2015 In-store marketing support and training Improving slot productivity and trade spend ROI Coordinated portfolio that drives traffic and average ticket Best partner to drive joint marketing ROI

# North America Growth Opportunity

- **Tempur Sealy has a solid growth opportunity in North America**
  - New product introductions – TEMPUR-Flex and Posturepedic
  - Continue to build awareness of brands and drive sales through effective marketing
  - Distribution expansion within existing and emerging channels
  - Increased placement and balance of share within existing retail customers



North America Net Sales
($ in millions)
'09-'14 CAGR: 8.2%
$1,624
$1,098
$525
2009 (1)
$2,405
$1,412
$993
2014
Tempur
Sealy

**2014 Segment Adjusted Operating Margin: 11.9%**[2]







Note 1: Based on net sales for Tempur-Pedic North America for the year ended December 31, 2009 and U.S. and Canada net sales for Sealy Corporation for the year ended November 29, 2009. Information for Tempur-Pedic North America is derived from the Tempur-Pedic International Inc. Annual Report on Form 10-K for the year ended December 31, 2009 and information for Sealy Corporation is derived from the Sealy Corporation Annual Report on Form 10-K for the year ended November 28, 2010.

Note 2: Adjusted operating margin is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted operating margin. GAAP operating margin for the North American segment for 2014 was 10.6%.

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# International Growth Opportunity

- **Tempur Sealy has a significant international growth opportunity**
  - Further penetrate geographies (Sealy Europe is a $200+ million opportunity – leverage Tempur distribution) [1]
  - Build Tempur and Sealy brand awareness through effective marketing investments
  - New product introductions that expand addressable opportunity
  - Expand third party retail distribution and company-owned stores
  - Opportunistic accretive acquisitions of licensees and joint ventures

**International Net Sales**



($ in millions)
'09-'14 CAGR: 8.9%
$382
$76
$306
$585
$113
$472
2009 (2)
2014
Tempur
Sealy

**2014 Segment Adjusted Operating Margin: 21.2%** [3]



Nu introducerer vi Sealy
Hybrid Serien i Danmark





Note 1: Sealy Europe market opportunity is based on management estimates.
Note 2: Based on net sales for Tempur-Pedic International in the International segment for the year ended December 31, 2009 and international net sales for Sealy Corporation for the year ended November 29, 2009. Information for Tempur International is derived from the Tempur-Pedic International Inc. Annual Report on Form 10-K for the year ended December 31, 2009 and information for Sealy Corporation is derived from the Sealy Corporation Annual Report on Form 10-K for the year ended November 28, 2010.
Note 3: Adjusted operating margin is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted operating margin. GAAP operating margin for the International segment for 2014 was 20.3%.

15

16 Investment Thesis  Global Leader in Attractive Bedding Industry  Large and stable growing market with solid financial characteristics  Tempur Sealy is the largest and only truly global player and is the most profitable1  Compelling Strategy Focused on Growth and Margin Improvement  Significant Growth Opportunity  Brands – Leverage and strengthen portfolio of iconic brands  Products – Leverage and strengthen comprehensive portfolio of products  Distribution – Expand distribution and seek best dealer support  Enhanced Focus on Margin Improvement  Costs – Expand margins with focus on driving significant cost improvement and leverage global scale  Strong and Improving Financial Characteristics  Base annual targets for net sales growth of 6% and adjusted EPS growth of 15% (constant currency)  Internal targets are higher than base annual growth targets  Strong cash flows used to reduce debt and return value to stockholders Note 1: Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information. Note 2: For more information on the net sales and adjusted EPS growth targets and the use of adjusted EBITDA (a non-GAAP financial measure) please refer to slide 8. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation.

# Expand Margins With Focus On Driving Significant Cost Improvement

| Initiative | 2014 | 2015 -2018 Objective | Annual Incremental Operating Income[1] |
|---|---|---|---|
| Sealy US Gross Margin Improvement[2] | 30% | 33% | $45 million |
| Adjusted Operating Expense Leverage[3] | 29% | 28% | $30 million |
| Cost Productivity[4] | – | $25+ million | $25+ million |
| 2015 Pricing | – | $25+ million | $25+ million |
| | | | $125+ million |

*These Initiatives Alone Provide More Than 300bps Of Operating Margin Improvement*

Note 1: Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 35% of the total $125+ million is incorporated into our full year 2015 adjusted EPS guidance. See "Forward Looking Statements".
Note 2: Refers to Sealy gross margin in the U.S. of 30% in 2014. Sealy US gross margin improvement excludes the benefit from cost synergies.
Note 3: Adjusted operating expense leverage is a non-GAAP financial measure, and is GAAP operating expenses less integration and financing costs, calculated as a percentage of net sales. For information on the methodology used to present adjusted operating expense leverage please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation.
Note 4: Cost productivity reflects annualized cost savings expected to be realized.

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Sealy US Gross Margin Improvement Initiatives 18  Product Design  Materials (cost basis is largely in materials)  SKU differentiation  Procurement  Cost productivity  Create competitive attention  Price-Margin-Realization (PMR)  Trade spend effectiveness  Pricing / mix  Factory Productivity  Standardize best practices  Improve forecasting and demand planning, smooth production, reduce overtime

2015 Gross Margin Factors 19 2015  North America  Tempur US  Sealy US  International  North America will drive consolidated margin improvement in 2015  Significant margin expansion and a majority of the North America increase through volume leverage, pricing and manufacturing efficiencies  Modest improvement in 2015 with major increase expected in 2016 as margin initiatives are realized  Unfavorable foreign exchange and a higher mix of Sealy sales in 2015 are expected to result in lower gross margins in the short term

Investment Thesis  Global Leader in Attractive Bedding Industry  Large and stable growing market with solid financial characteristics  Tempur Sealy is the largest and only truly global player and is the most profitable1  Compelling Strategy Focused on Growth and Margin Improvement  Significant Growth Opportunity  Brands – Leverage and strengthen portfolio of iconic brands  Products – Leverage and strengthen comprehensive portfolio of products  Distribution – Expand distribution and seek best dealer support  Enhanced Focus on Margin Improvement  Costs – Expand margins with focus on driving significant cost improvement and leverage global scale  Strong and Improving Financial Characteristics  Base annual targets for net sales growth of 6% and adjusted EPS growth of 15% (constant currency)  Internal targets are higher than base annual growth targets  Strong cash flows used to reduce debt and return value to stockholders 20 Note 1: Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information. Note 2: For more information on the net sales and adjusted EPS growth targets and the use of adjusted EBITDA (a non-GAAP financial measure) please refer to slide 8. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation.

# Historical Performance


Net Sales
($ in millions)
Sealy Acquisition
$837
$945
$1,107
$928
$831
$1,105
$1,418
$1,403
$2,464
$2,990
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Adjusted Net Income (1) (2)
($ in millions)
$107
$116
$141
$70
$85
$157
$220
$164
$146
$165
2005
GAAP Net Income $99
2006
GAAP Net Income $112
2007
2008
GAAP Net Income $59
2009
2010
2011
2012
GAAP Net Income $107
2013
GAAP Net Income $79
2014
GAAP Net Income $109
Adjusted Earnings Per Share (1) (3)
(per diluted share)
$1.04
$1.32
$1.74
$0.94
$1.12
$2.16
$3.18
$2.61
$2.38
$2.65
2005
GAAP EPS $0.97
2006
GAAP EPS $1.28
2007
2008
GAAP EPS $0.79
2009
2010
2011
2012
GAAP EPS $1.70
2013
GAAP EPS $1.28
2014
GAAP EPS $1.75

Note 1: For a more detailed discussion of the Company's financial performance please refer to the Company's SEC filings, including without limitation the Company's 2003-2014 Annual Reports on Form 10-K filed with the SEC. Adjusted Net Income and Adjusted EPS (which are non-GAAP financial measures) are net income and EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company's 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest and the other adjustments for periods prior to 2013 described in "Use of Non-GAAP Financial Measures" at the end of this presentation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation and the Company's SEC filings for more information regarding the definition of adjusted net income and adjusted EPS. 2013 includes Sealy only for the period from March 18 to December 31, 2013. Accordingly, the information presented for 2013 and 2014 may not be comparable.

Note 2: For any period for which only one amount is shown, that amount represents GAAP net income for the period.

Note 3: For any period for which only one amount is shown, that amount represents GAAP EPS for the period.

The red dotted line denotes the recessionary period that occurred from December 2007 through June 2009. The blue dotted line denotes the year in which the Sealy Acquisition was completed.

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# Historical Performance



Adjusted EBITDA(1)
($ in millions)
Sealy (3) Acquisition
$219
$238
$284
$173
$186
$290
$391
$303
$411
$405
2005
EBITDA $215
2006
EBITDA $227
2007
2008
2009
2010
EBITDA $289
2011
2012
EBITDA $290
2013
EBITDA $346
2014
EBITDA $355
GAAP Cash Flow from Operations
($ in millions)
$102
$166
$126
$198
$135
$184
$249
$190
$99
$225
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Return On Invested Capital (2)
24%
25%
27%
16%
19%
34%
41%
21%
13%
13%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note 1: Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization adjusted for the loss on disposal of business, Sealy Acquisition and integration costs, and purchase price allocation inventory adjustments related to the Sealy Acquisition and additional costs incurred in connection with the 2015 Annual Meeting and related issues and the other adjustments for periods prior to 2013 described in "Use of Non-GAAP Financial Measures" at the end of this presentation. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA. For any period for which only one amount is shown, that amount represents EBITDA for the period. Amounts for GAAP net income for all periods shown is set forth on the prior page under "Adjusted Net Income'

Note 2: Return on Invested Capital is a non-GAAP financial measure. For information on the methodology used to present Return On Invested Capital please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation.

Note 3: 2013 includes Sealy only for the period from March 18, 2013 (the date the Sealy Acquisition was completed) to December 31, 2013. Accordingly, the information presented for 2013 and 2014 may not be comparable.

The red dotted line denotes the recessionary period that occurred from December 2007 through June 2009. The blue dotted line denotes the year in which the Sealy Acquisition was completed.

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TEMPUR + SEALY

Annual Base Growth Targets 2015-2018 Internal Target: 100bps Annual Operating Margin Improvement Targets are based on Constant Currency DELEVERAGING TO 3X AND RETURN VALUE TO SHAREHOLDERS SALES GROWTH ADJUSTED OPERATING MARGIN IMPROVEMENT ADJUSTED EPS GROWTH 6% 50bps 15% Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present information on a constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Note 3: Adjusted operating margin is a non-GAAP financial measure. This financial measure represents GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition and including additional costs related to the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted operating margin. Note 4: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company’s 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EPS. 23

# 2015 Outlook Above Annual Base Growth Targets[1]

- **Solid 1Q performance – net sales, adjusted operating margin[2] and adjusted EPS[3]**
  - On a constant currency[4] basis net sales increased 9.4% and adjusted EPS increased 20% (GAAP EPS decreased 14%)
  - Significant margin improvement in North America with strong margin improvement for both Tempur U.S. and Sealy U.S.; International margins ahead of expectations despite more challenging foreign exchange

**Issued April 28, 2015**[5]

| FY 2015 Guidance | Guidance Range | Y/Y Chg. |
|---|---|---|
| **Net Sales** | **$3.100 to $3.175 Billion** | **+4% to +6%** |
| *Constant Currency[3] Net Sales* | | *+8% to +10%* |
| **Adjusted EPS[2]** | **$2.80 to $3.15** | **+6% to +19%** |
| *Constant Currency Adj. EPS* | | *+18% to +31%* |

Note 1: Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present information on a constant currency basis please refer to "Constant Currency Information" at the end of this presentation. Management estimates. Please refer to "Forward Looking Statements".

Note 2: Adjusted operating margin is a non-GAAP financial measure. This financial measure represents GAAP operating margin adjusted for various integration costs associated with the Sealy Acquisition and including additional costs related to the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted operating margin.

Note 3: Adjusted EPS (which is a non-GAAP financial measure) is EPS adjusted for the Sealy Acquisition and integration costs, normalized tax rate adjustments and to exclude certain non-recurring items including additional costs related to the Company's 2015 Annual Meeting and related issues, as well as redemption value adjustment to the Company's redeemable non-controlling interest. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation and the Company's SEC filings for more information regarding the definition of adjusted EPS.

Note 4: For information on the methodology used to present information on a constant currency basis please refer to "Constant Currency Information" at the end of this presentation.

Note 5: The guidance included herein is from the Company's April 28, 2015 earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. Please refer to "Forward Looking Statements".

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25 Improving Capital Structure $1,798 $1,573 $1,450 4.4x 3.9x 3.4x 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 5.5 6 6.5 7 7.5 8 8.5 9 9.5 10 0 500 1000 1500 2000 2500 3000 2013 2014 2015P Debt Leverage ($ in millions) Consolidated Funded Debt Less Qualified Cash to Adjusted EBITDA Note 1: Information for 2015 based on management estimates. Please refer to “Forward Looking Statements”. Note 2: Adjusted EBITDA and Consolidated Funded Debt Less Qualified Cash are non-GAAP financial measures. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization adjusted for the loss on disposal of business, Sealy Acquisition and integration costs, and purchase price allocation inventory adjustments related to the Sealy Acquisition and additional costs incurred in connection with the 2015 Annual Meeting and related issues. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA and the definition of Consolidated Funded Debt Less Qualified Cash.  Optimal capital structure includes total debt at a 3.0x level with cash utilization flexibility below 3.5x  Value creation generated through deleverage and/or returning value to shareholders 1,2

Significant Operating Cash Flow With Commitment To Enhance Stockholder Value $76 $144 $344 $18 $250 $368 $139 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Buyback Dividends ($ in millions)  Prior to the Sealy acquisition, repurchased 49 million shares between 2005 and 2012 for $1.3 billion ($26.46 average price) 26

Appendix 27

Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted earnings per share, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, and consolidated funded debt and consolidated funded debt less qualified cash, adjusted operating expenses, adjusted operating expense leverage, adjusted operating income and operating margin and adjusted gross margin and return on invested capital, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. Adjusted Net Income/Adjusted EPS A reconciliation of adjusted net income and adjusted earnings per share are provided on slides 29-30. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America and the disposal of the three U.S. innerspring component facilities and financing costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, other income related to certain other non-recurring items, including redemption value adjustments to the carrying value of the Company’s redeemable non-controlling interest and additional costs incurred in connection with our 2015 Annual Meeting and related issues, income from a partial settlement of a legal dispute, and adjustment of taxes to a normalized rate related to the aforementioned items and other discrete income tax events and the other adjustments for periods prior to 2013 described in the footnotes to the reconciliations. EBITDA/Adjusted EBITDA A reconciliation of EBITDA and adjusted EBITDA to the Company’s net income and a reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash are provided on slides 31-33. Management believes that the use of EBITDA and adjusted EBITDA and the ratio of consolidated funded debt less qualified cash to adjusted EBITDA also provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants. For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, please refer to the Company’s SEC filings. Adjusted Operating Expenses and Adjusted Operating Expense Leverage A reconciliation of GAAP operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs, and adjusted operating expense leverage, which is adjusted operating expenses calculated as a percentage of net sales, is provided on slide 34. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the Company’s operating performance and initiative to deleverage operating expenses during 2015-2018. The reconciliation provides information on the methodology used to present operating expenses, including the exclusion of integration and financing costs related to the Sealy Acquisition. Adjusted Operating Margin A reconciliation of GAAP operating margin to adjusted operating margin is provided on slides 35-36. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s operating income and margin performance excluding the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, and additional costs incurred in connection with the 2015 Annual Meeting and related issues. Return On Invested Capital The methodology used to calculate Return On Invested Capital is provided on slide 37. Return on Invested Capital is calculated by dividing Net Operating Profit After Tax, which is a non-GAAP financial measure and we define as operating income adjusted for integration and transaction costs and restructuring costs plus annual operating lease expense less depreciation on capitalized operating lease obligations, which we estimate based on a straight line over 10 years, less cash income taxes, divided by average Invested Capital. We consider our Invested Capital to be total shareholders equity plus total long-term debt plus capitalized operating lease obligations, which we determine based on a multiple of eight times annual operating lease expense as an estimate of capitalizing our operating lease obligations as reported in the Company's 10K filings. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the Company’s financial performance and use of capital. 28

1Q 2015 and 1Q 2014 Adjusted EPS Reconciliation 1Q 2014 and 1Q 2015 Adjusted EPS 29 Three Months Ended Three Months Ended (in millions, except per share amounts) March 31, 2015 March 31, 2014 GAAP net income $ 23.4 $ 27.4 Plus: Redemption value adjustment on redeemable non-controlling interest, net of tax (1) 1.0 — Integration costs, net of tax (2) 8.3 5.2 Other costs, net of tax (3) 1.5 — Adjustment of income taxes to normalized rate (4) (0.1) — Adjusted net income $ 34.1 $ 32.6 GAAP earnings per share, diluted $ 0.38 $ 0.44 Redemption value adjustment on redeemable non-controlling interest, net of tax (1) 0.02 — Integration costs, net of tax (2) 0.13 0.09 Other costs, net of tax (3) 0.02 — Adjusted earnings per share, diluted $ 0.55 $ 0.53 Diluted shares outstanding 62.2 61.9 (1) Redemption value adjustment on redeemable non-controlling interest represents a $1.0 million adjustment, net of tax, to increase the carrying value of the redeemable non-controlling interest as of March 31, 2015. The Company is required to recognize its redeemable non-controlling interest in Comfort Revolution, LLC at the higher of 1) the accumulated earnings associated with the non-controlling interest or 2) the contractually-defined redemption value as of the balance sheet date. As of March 31, 2015, the redemption value exceeded the accumulated earnings associated with the redeemable non-controlling interest. Therefore, the Company recorded a $1.0 million redemption value adjustment, net of tax, to increase the carrying value of the redeemable non-controlling interest as of March 31, 2015. For all prior periods, the accumulated earnings exceeded the redemption value and, accordingly, the redeemable non-controlling interest was measured using its accumulated earnings. For further information, please refer to Note 16, "Redeemable Non-Controlling Interest" in the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K filed on February 13, 2015. (2) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the business related to the Sealy Acquisition. (3) Other costs represent additional costs incurred in connection with the 2015 Annual Meeting and related issues. (4) Adjustment of income taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

# 2005 – 2014 Adjusted Net Income and Adjusted EPS Reconciliation

| *(in millions, except per share amounts)* | Fiscal Years Ended December 31, | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 |
| GAAP net income | $99.3 | $112.3 | $141.5 | $58.9 | $85.0 | $157.1 | $219.6 | $106.8 | $78.6 | $108.9 |
| Plus: | | | | | | | | | | |
| Loss on disposal of business, net of tax[(1)] | - | - | - | - | - | - | - | - | - | 16.7 |
| Transaction and integration costs, net of tax[(2)] | - | - | - | - | - | - | - | 8.2 | 50.4 | 30.6 |
| Financing costs, net of tax[(3)] | - | - | - | - | - | - | - | - | 6.5 | 3.4 |
| Loss on debt extinguishment, net of tax[(4)] | 2.2 | 6.7 | - | - | - | - | - | - | - | - |
| Adjustment of taxes to normalized rate[(5)] | 5.0 | (3.1) | - | 11.6 | - | - | - | 48.1 | 10.9 | 16.3 |
| Other, net of tax[(6)] | - | - | - | - | - | - | - | 1.0 | - | (11.3) |
| Adjusted net income | $106.5 | $115.9 | $141.5 | $70.5 | $85.0 | $157.1 | $219.6 | $164.1 | $146.4 | $164.6 |
| | | | | | | | | | | |
| Earnings per share, diluted | $0.97 | $1.28 | $1.74 | $0.79 | $1.12 | $2.16 | $3.18 | $1.70 | $1.28 | $1.75 |
| Loss on disposal of business, net of tax[(1)] | - | - | - | - | - | - | - | - | - | 0.27 |
| Transaction and integration costs, net of tax[(2)] | - | - | - | - | - | - | - | 0.13 | 0.81 | 0.49 |
| Financing costs, net of tax[(3)] | - | - | - | - | - | - | - | - | 0.11 | 0.05 |
| Loss on debt extinguishment, net of tax[(4)] | 0.02 | 0.08 | - | - | - | - | - | - | - | - |
| Adjustment of taxes to normalized rate[(5)] | 0.05 | (0.04) | - | 0.15 | - | - | - | 0.76 | 0.18 | 0.27 |
| Other, net of tax[(6)] | - | - | - | - | - | - | - | 0.02 | - | (0.18) |
| **Adjusted earnings per share, diluted** | **$1.04** | **$1.32** | **$1.74** | **$0.94** | **$1.12** | **$2.16** | **$3.18** | **$2.61** | **$2.38** | **$2.65** |
| | | | | | | | | | | |
| Diluted shares outstanding | 102.1 | 87.5 | 81.3 | 74.9 | 76.0 | 72.8 | 69.1 | 62.9 | 61.6 | 62.1 |

(1) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.

(2) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy Acquisition.

(3) Financing costs represent costs incurred in connection with the amendment and refinancing of our 2012 Credit Agreement in 2014 and 2013, respectively.

(4) Related to the refinancing of senior credit facility in 2005 and loss on debt extinguishment arising from the write-off of deferred financing costs and the cash redemption premium paid in connection with the early redemption in December 2006 of the Company's 10 1/4% Senior Subordinated Notes due 2010.

(5) Adjustment of taxes to normalized rate represents adjustments associated with the impact of repatriation of foreign earnings in 2005, 2008 and 2012, income tax tax benefit from a favorable state tax ruling in 2006 and other discrete income tax events.

(6) Includes restructuring costs in 2012 and non-recurring income from a partial settlement of a legal dispute in 2014.

Certain periods do not equal due to rounding.

Note: 2013 includes Sealy only for the period from March 18, 2013 (the date the Sealy Acquisition was completed) to December 31, 2013. Accordingly, the information presented for 2013 and 2014 may not be comparable.

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# 2013 and 2014 Adjusted EBITDA Reconciliation

## 2013 and 2014 Adjusted EBITDA

| *(in millions)* | Year Ended December 31, 2013[1] | Year Ended December 31, 2014 |
|---|---|---|
| Net income attributable to Tempur Sealy International, Inc. | $ 75.6 | $ 108.9 |
| Interest expense | 133.2 | 91.9 |
| Income taxes | 39.0 | 64.9 |
| Depreciation & amortization | 98.6 | 89.7 |
| EBITDA | $ 346.4 | $ 355.4 |
| Adjustments for financial covenant purposes: | | |
| Transaction costs [2] | 25.2 | — |
| Integration costs [2] | 15.3 | 40.3 |
| Financing and Refinancing charges [3] | 2.4 | 1.3 |
| Non-cash compensation [4] | 5.8 | — |
| Restructuring and impairment related charges [5] | 7.8 | — |
| Loss on disposal of business and discontinued operations [6] | 0.6 | 23.2 |
| Other [7] | 7.6 | (15.6) |
| Adjusted EBITDA | $ 411.1 | $ 404.6 |

(1) 2013 is presented according to the methodology used for the Company's senior secured facilities and is based on the mathematical combination of the Company's historical financial results for the twelve months ended December 31, 2013 and Sealy's historical financial results for the pre-acquisition period from December 3, 2012 through March 3, 2013.
(2) Transaction and integration represent costs related to the Sealy Acquisition, including legal fees, professional fees and other charges to align the businesses.
(3) Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility and refinancing charges represent costs associated with debt refinanced by Sealy prior to the Sealy Acquisition.
(4) Non-cash compensation represent costs associated with various share-based awards.
(5) Restructuring and impairment represent costs related to restructuring the Tempur Sealy business and asset impairment costs recognized by Sealy prior to the Sealy Acquisition.
(6) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment and discontinued operations represent losses from Sealy's divested operation prior to the Sealy Acquisition.
(7) Other income in 2014 includes certain other non-recurring items, including income from a partial settlement of a legal dispute.

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2005 – 2012 Adjusted EBITDA Reconciliation 32 ($ in millions) 2005(1) 2006(2) 2007 2008 2009 2010(3) 2011 2012(4) GAAP net income $99 $112 $141 $59 $85 $157 $220 $107 Interest expense 20 24 30 25 17 15 12 19 Income tax provision 67 62 71 49 43 74 109 122 Depreciation and amortization 28 29 40 41 40 44 51 42 EBITDA $215 $227 $284 $173 $186 $289 $391 $290 Adjustments 4 11 0 0 0 1 0 13 Adjusted EBITDA $219 $238 $284 $173 $186 $290 $391 $303 (1) Adjust d for loss on debt extinguishment. (2) Adjusted for expense on loss on debt extinguishment arising from the write-off of deferred financing costs and the cash redemption premium paid in connection with the early redemption of Senior Subordinated Notes due 2010. (3) Includes professional costs incurred in connection with acquisition of the Company's Canadian distributor. (4) Reflects certain transaction and integration costs related to the Sealy Acquisition, and other restructuring costs. Certain periods do not equal due to rounding. Fiscal Years Ended December 31,

Debt Reconciliation and Leverage Ratio Calculation Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash (1) Qualified cash as defined in the Company's senior secured credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million. (2) The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.89 times, within the Company's covenant, which requires this ratio to be less than 4.75 times at December 31, 2014. Note: For more details regarding consolidated funded debt, consolidated funded debt less qualified cash and Adjusted EBITDA, please refer to the Company’s SEC filings. 33 As of (in millions, except ratio) December 31, 2014 Total debt 1,602.3$ Plus: Letters of credit outstanding 18.2 Consolidated funded debt 1,620.5 Less: Domestic qualified cash (1) 25.9 For ign qualified cash (1) 21.9 C nsoli ated funded debt less qualified cash 1,572.7$ Adjusted EBITDA 404.6$ Consolidated funded debt less qualified cash to Adjusted EBITDA (2) 3.89 times

Adjusted Operating Expenses And Adjusted Operating Expense Leverage 2014 Adjusted Operating Expenses 34 Tempur Sealy International, Inc. Year Ended (in millions, except percentage amounts) December 31, 2014 Consolidated net sales $2,989.8 Selling and marketing expenses 619.9 G neral, administrative and other expenses 280.6 Op rating Expenses 900.5 Operating Expenses as a % of Consolidated Net Sales 30% Operating Expenses $900.5 Less: Integration and financing costs 43.8 Operating Expenses less Integration and financing costs $856.7 Adjusted Operating Expenses as a % of Consolidated Net Sales 29% Note 1: Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy Acquisition. Note 2: Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.

2014 Adjusted Operating Income and Margin 35 Fiscal Year Ended North America December 31, (in millions) 2014 GAAP operating income $255.0 GAAP Net Sales $2,404.9 Operating Margin (GAAP) 10.6% GAAP operating income $255.0 Adjustments (1) 30.0 Adjusted operating income $285.0 GAAP Net Sales $2,404.9 Adjusted Operating Margin (Non-GAAP) 11.9% (1) Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy Acquisition. Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility. (1) Adjustments represent integration costs, which include professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business related to the Sealy Acquisition. Fiscal Year Ended International December 31, (in millions) 2014 GAAP operating income $118.8 GAAP Net Sales $584.9 Operating Margin (GAAP) 20.3% GAAP operating income $118.8 Adjustments (1) 5.2 Adjusted operating income $124.0 GAAP Net Sales $584.9 Adjusted Operating Margin (Non-GAAP) 21.2% (1) Adjustments represent integration costs incurred in connection with the introduction of Sealy products in certain international markets. Fiscal Year Ended Corporate December 31, (in millions) 2014 GAAP operating loss ($97.5) Adjustments (1) 8.6 Adjusted operating loss ($88.9) (1) Adjustments represent integration and transaction costs, which include legal fees, professional fees, compensation costs and other charges to align the business related to the Sealy Acquisition, and financing costs incurred in connection with the amendment of the Company's senior secured credit facility. Fiscal Year Ended Tempur Sealy International, Inc. December 31, (in millions) 2014 Operating Income, Consolidated $276.3 Consolidated net sales $2,989.8 Operating Margin (GAAP) 9.2% Operating Income, Consolidated $276.3 Plus: Integration and financing costs (1) 43.8 Adjusted operati g income $320.1 Consolidated net sales $2,989.8 Adjus ed Operating Margin (Non-GAAP) 10.7

# 1Q 2015 and 1Q 2014 Adjusted Operating Margin

## 1Q 2015 Adjusted Operating Margin

*(in millions, expect percentages)*

| | Consolidated | Margin | North America (1) | Margin | International (2) | Margin | Corporate (3) |
|---|---|---|---|---|---|---|---|
| Net sales | $ 739.5 | | $ 594.1 | | $ 145.4 | | — |
| Gross profit | 278.7 | 37.7% | 203.1 | 34.2% | 75.6 | 52.0% | — |
| Adjustments | 6.3 | | 5.7 | | 0.6 | | — |
| Adjusted gross profit | 285.0 | 38.5% | 208.8 | 35.1% | 76.2 | 52.4% | — |
| Operating income | 54.4 | 7.4% | 57.9 | 9.7% | 25.3 | 17.4% | (28.8) |
| Adjustments | 13.8 | | 8.5 | | 1.3 | | 4.0 |
| Adjusted operating income | $ 68.2 | 9.2% | $ 66.4 | 11.2% | $ 26.6 | 18.3% | $ (24.8) |

(1) Adjustments for the North America business segment represent integration costs, which include compensation costs, professional fees and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business segment related to the Sealy Acquisition.
(2) Adjustments for the International business segment represent integration costs incurred in connection with the introduction of Sealy products in certain international markets.
(3) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition, as well as additional costs incurred in connection with the 2015 Annual Meeting and related issues.

## 1Q 2014 Adjusted Operating Margin

*(in millions, expect percentages)*

| | Consolidated | Margin | North America (1) | Margin | International | Margin | Corporate (2) |
|---|---|---|---|---|---|---|---|
| Net sales | $ 701.9 | | $ 552.6 | | $ 149.3 | | — |
| Gross profit | 269.5 | 38.4% | 186.2 | 33.7% | 83.3 | 55.8% | — |
| Adjustments | 1.9 | | 1.9 | | — | | — |
| Adjusted gross profit | 271.4 | 38.7% | 188.1 | 34.0% | 83.3 | 55.8% | — |
| Operating income | 62.4 | 8.9% | 53.1 | 9.6% | 33.5 | 22.4% | (24.2) |
| Adjustments | 7.4 | | 5.2 | | — | | 2.2 |
| Adjusted operating income | $ 69.8 | 9.9% | $ 58.3 | 10.6% | $ 33.5 | 22.4% | $ (22.0) |

(1) Adjustments for the North America business segment represent integration costs, which include severance and benefits costs, professional fees and other charges related to the transition of manufacturing facilities, and other costs to support the continued alignment of the North America business related to the Sealy Acquisition.
(2) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition.

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# Calculation Of Return On Invested Capital

*(in millions)*

| Return On Invested Capital | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Operating Income | $191 | $209 | $244 | $134 | $145 | $246 | $341 | $248 | $244 | $276 |
| Adjustments | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $13 | $52 | $44 |
| Adjusted Operating Income | $191 | $209 | $244 | $134 | $145 | $246 | $341 | $261 | $296 | $320 |
| Add Operating Lease expense [1] | $4 | $5 | $5 | $4 | $6 | $6 | $8 | $10 | $26 | $32 |
| Less Depreciation on capitalized operating leases [2] | $1 | $2 | $2 | $2 | $2 | $3 | $3 | $4 | $10 | $13 |
| Less Cash paid for income taxes, net of refunds [3] | $57 | $58 | $68 | $38 | $52 | $64 | $84 | $80 | $96 | $56 |
| **Net Operating Profit After Tax (NOPAT)** | **$135** | **$154** | **$179** | **$98** | **$97** | **$186** | **$261** | **$187** | **$215** | **$283** |
| | | | | | | | | | | |
| Total Equity | $226 | $213 | $48 | $72 | $172 | $126 | $31 | $22 | $119 | $203 |
| Add Total debt [4] | $344 | $361 | $602 | $419 | $297 | $407 | $585 | $1,025 | $1,837 | $1,602 |
| Add Capitalized operating lease obligations [5] | $29 | $39 | $38 | $35 | $49 | $51 | $67 | $76 | $204 | $258 |
| Total Invested Capital | $599 | $614 | $688 | $527 | $519 | $584 | $683 | $1,123 | $2,159 | $2,063 |
| | | | | | | | | | | |
| **Average Invested Capital [6]** | **$568** | **$607** | **$651** | **$608** | **$523** | **$551** | **$633** | **$903** | **$1,641** | **$2,111** |
| | | | | | | | | | | |
| **Return on Invested Capital [7]** | **24%** | **25%** | **27%** | **16%** | **19%** | **34%** | **41%** | **21%** | **13%** | **13%** |

1 Operating lease expense is added back to operating income to show the impact of owning versus leasing the related assets.
2 Depreciation is based on straight-line over a 20 year period.
3 Reflects annual cash paid for income taxes, net of refunds. In 2014, cash paid for income taxes, net of refunds was lower due to the timing of payments and refunds.
4 Total debt includes existing capital lease obligations.
5 A multiple of eight times annual operating lease expense is used as an estimate of capitalizing our operating lease obligations.
6 Average invested capital represents the average of the last two fiscal years' ending invested capital balances.
7 ROIC equals NOPAT divided by average invested capital.

Certain periods do not equal due to rounding.

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Constant Currency Information In this investor presentation the Company refers to, and in other press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis” or “excluding FX”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. The information presented on a constant currency basis is not recognized under U.S. GAAP, and this information is not intended as a substitute for reviewing information presented on a GAAP basis. 38